Exhibit 10.2

VOTING AGREEMENT AND PROXY

THIS VOTING AGREEMENT AND PROXY (this “Agreement”) is dated as of _______, 2021 by and among                      (“Shareholder”)and Creatd, Inc., a Nevada corporation (“Creatd”).

RECITALS:

WHEREAS, concurrently herewith, WHE Agency, Inc., a Delaware corporation (the “Company”)and Shareholder have executed that certain Amendment to Restricted Stock Award Agreement (the “Restricted Stock Award Agreement”);

WHEREAS, the Restricted Stock Award Agreement shall become effective upon the Company’s consummation of the transactions contemplated by that certain Stock Purchase Agreement (the “SPA”) by and among Tracy Willis, Kenneth Hennman and Creatd;

WHEREAS, pursuant to the rights and restrictions set forth in the Restricted Stock Award Agreement, Shareholder was granted ____ shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”); and

WHEREAS, Creatd and the Shareholder have agreed to enter into this Agreement to define the rights associated with the Shares.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Agreement to Vote, Restrictions on Voting and Dispositions, Irrevocable Proxy.

(a) Agreement to Vote. At every meeting of the shareholders of the Company, and at every adjournment thereof, and in every action or approval by written consent of the shareholders of the Company in lieu of such a meeting, Shareholder shall vote or cause to be voted the Shares, and shall execute and deliver written consents and otherwise exercise all voting and other rights of Shareholder with respect to the Shares at the direction of Creatd. Any such vote shall be cast (or consent shall be given) by Shareholder in accordance with the procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for the purposes of recording such vote (or consent).

(c) Irrevocable Proxy. Concurrently with the execution of this Agreement, Shareholder shall deliver to Creatd a duly executed proxy in the form attached hereto as Exhibit A (the “Proxy”) with respect to each meeting of Company shareholders, such Proxy to cover the total number of Shares in respect of which Shareholder is entitled to vote at any such meeting. Upon the execution of this Agreement by Shareholder, Shareholder hereby revokes any and all prior proxies given by Shareholder with respect to the Shares and agrees not to grant any subsequent proxies with respect to the Shares (other than the Proxy) until after the Expiration.

(d) Inconsistent Agreements. Shareholder hereby agrees that, it shall not enter into any agreement, contract or understanding with any Person prior to the Expiration directly or indirectly to vote, grant a proxy or power of attorney or give instructions with respect to the voting of the Shares in any manner which is inconsistent with this Agreement.

Section 4. Representations, and Warranties and Covenants of Shareholder. Shareholder represents and warrants to the Company and Creatd as follows: (i) Shareholder has all necessary power and authority to execute and deliver this Agreement and to perform Shareholder’s obligations hereunder; (ii) this Agreement has been duly executed and delivered by Shareholder and the execution, delivery and performance of this Agreement by Shareholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Shareholder; (iii) the execution of this Agreement by Shareholder constitutes the valid and binding agreement of Shareholder enforceable against Shareholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the enforcement of creditors rights generally and subject to general equitable principles and to limitation on availability of equitable relief, including specific performance; (iv) the execution and delivery of this Agreement by Shareholder does not conflict with or violate any Law or agreement binding upon Shareholder, nor require any consent, notification, regulatory filing or approval, to any Person and (v) except for restrictions in favor of Creatd pursuant to this Agreement and except for such transfer restrictions of general applicability as may be provided under the Securities Act of 1933, as amended, the “blue sky” laws of the various States of the United States, Shareholder owns, beneficially and of record, all of the Shares subject to the terms and provision of the Restricted Stock Award Agreement.

Section 5. Representations and Warranties of Purchaser. Purchaser represents and warrants to Shareholder as follows: (i) each of this Agreement and the Purchase Agreement has been approved by Purchaser’s board of directors; (ii) each of this Agreement and the Purchase Agreement has been duly executed and delivered by a duly authorized officer of Purchaser; and (iii) assuming the due authorization, execution and delivery of this Agreement by Shareholder, this Agreement constitutes a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the enforcement of creditors rights generally and subject to general equitable principles and to limitation on availability of equitable relief, including specific performance.

Section 6. Further Assurances. Each party hereto shall execute and deliver such additional instruments and other documents and shall take such further actions (including without limitation, in the case of the Shareholder, any amendments to this Agreement which Purchaser may reasonably request) as may be necessary or appropriate to effectuate, carry out and comply with all of his or its obligations under this Agreement.

Section 7. Effectiveness and Termination.

(a)	It is a condition precedent to the effectiveness of this Agreement that SPA shall have been duly executed and delivered by each of the parties thereto and be in full force and effect. In the event that the transactions contemplated by the SPA are not consummated, this Agreement shall be considered null and void.

(b)	This Agreement shall automatically terminate and be of no further force or effect twenty (20) years from the date of this Agreement as first set forth above (the “Expiration”).

Section 8. Miscellaneous.

(a) Expenses. Each party shall bear his or its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

(b) Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally. (ii) on the third business day after being mailed by certified mail, return receipt requested, (iii) the next business day after delivery to a recognized overnight courier, or (iv) upon transmission and confirmation of receipt by a facsimile operator if sent by facsimile (and shall also be transmitted by facsimile to the Persons receiving copies thereof), to the parties at the following addresses or facsimile numbers (or to such other address and facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to Creatd, to

Creatd, Inc.

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

Attention: Jeremy Frommer, CEO

Email: jeremy@creatd.com

with a copy to (which shall not constitute notice):

____________

____________

____________

If to Shareholder, to the address for notice set forth on the signature pages hereto.

(c) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by Creatd and Shareholder.

(d) Successors and Assigns. No party may assign any of its or his rights or delegate any of its or his obligations under this Agreement without the prior written consent of the other parties, except that Creatd may, without the consent of Shareholder, assign any of its rights and delegate any of its obligations under this Agreement to any affiliate of Creatd. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation any corporate successor by merger or otherwise. In the event that Shareholder transfers any Shares, the transferor shall remain liable for the performance of all obligations of Shareholder under this Agreement.

(e) No Third Party Beneficiaries. Nothing expressed or referred to in this Agreement will be construed to give any Person, other than the parties to this Agreement, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement except as such rights as may inure to a successor or permitted assignee under Section 8(d).

(f) No Partnership, Agency, or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

(g) Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

(h) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provisions of this Agreement.

(i) Specific Performance; Remedies Cumulative. The parties hereto acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party, in addition to any other rights and remedies which the parties may have hereunder or at law or in equity, may, in his or its sole discretion, apply to a court of competent jurisdiction for specific performance or injunction or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, powers or remedies by such party.

(j) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with his or its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of his or its right to exercise any such or other right, power or remedy or to demand such compliance.

(k) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

(l) Jurisdiction. The parties hereto agree that any suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought solely in state or federal court sitting in the State of Delaware. Each of the parties hereto consents to the jurisdiction of such court (and of the appropriate appellate courts therefrom) in any such suit, action, or proceeding and irrevocably agrees not to commence any litigation relating thereto except in such court, and each further waives any objection to the laying of venue of any such litigation in such court and agrees not to plead or claim in such court that such litigation brought therein has been brought in an inconvenient forum.  Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in this Agreement. Nothing in this Section 8(l), however, shall affect the right of any person to serve legal process in any other manner permitted by law.

(m) Waiver of Jury Trial. Shareholder hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement.

(o) Name, Captions, Gender. Section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

(p) Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

CREATD, INC.

By:
Name:
Title:

SHAREHOLDER

Print Name:

Address:

Exhibit A

IRREVOCABLE PROXY

TO VOTE STOCK OF WHE AGENCY, INC.

The undersigned shareholder of WHE Agency, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the full extent permitted by applicable law) appoints the members of the Board of Directors of Creatd, Inc., a Nevada corporation (“Creatd”), and each of them, or any other designee of Creatd, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Company that now are or hereafter may be beneficially owned by the undersigned, or as to which the undersigned now or hereafter exercises voting control, and any and all other shares or securities of Company issued or issuable in respect thereof, or otherwise acquired by the undersigned on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Irrevocable Proxy. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration. Terms used, but not otherwise defined herein shall have the meaning ascribed to such terms in that certain Voting and Proxy Agreement dated as of even date herewith by and between Creatd and the undersigned (the “Voting Agreement”).

This Irrevocable Proxy is irrevocable (to the extent provided under law), is coupled with an interest, and is granted pursuant to the Voting Agreement, and is granted in consideration of Creatd entering into that certain Stock Purchase Agreement by and among Creatd, the Company, Tracy Willis, Kenneth Hennman.

The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special or adjourned meeting of the shareholders of Company and in every action or approval by written consent in lieu of such meeting at the direction of Creatd.

The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned shareholder may vote the Shares on all other matters. All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

[Remainder of Page Intentionally Left Blank]

Dated: July __, 2021	SHAREHOLDER

Print Name: